UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): November 18, 2013

ION Geophysical Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12691 (Commission file number)	22-2286646 (I.R.S. Employer Identification No.)

2105 CityWest Blvd, Suite 400
Houston, Texas 77042-2839
(Address of principal executive offices, including Zip Code)

(281) 933-3339
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

Gregory J. Heinlein, Senior Vice President and Chief Financial Officer of ION Geophysical Corporation (the “Company”), will be presenting at the Barclays Select Growth Conference to be held in New York City on November 19, 2013, commencing at approximately 3:35 p.m. Eastern Time.
Brian Hanson, the Company’s President and Chief Executive Officer, will be presenting at the 2013 Bank of America Merrill Lynch Global Energy Conference to be held in Miami, Florida on November 21, 2013, commencing at approximately 3:35 p.m. Eastern Time.
A copy of the presentation slides from each presentation will be available in the “Investor Relations” section of the Company’s website at www.iongeo.com on the day of the presentation and will be archived there for approximately 90 days.
The information contained in Item 7.01 of this report (i) is not to be considered “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (ii) shall not be incorporated by reference into any previous or future filings made by or to be made by the Company with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.
The presentations referenced in this report and any oral or written statements made in connection with the presentations may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements may include statements concerning estimated revenues, gross margins, sales and operating expenses, market growth, outcome of litigation, timing of product introduction and commercialization, sales expected to result from backlog, future liquidity and cash levels, benefits expected to result from the INOVA Geophysical and OceanGeo joint ventures, and other statements that are not statements of historical fact. Actual results may vary materially from those described in the forward-looking statements. All forward-looking statements will reflect numerous assumptions and involve a number of risks and uncertainties. These risks and uncertainties include risks associated with litigation, including the lawsuit brought by WesternGeco; the timing and development of the Company’s products and services and market acceptance of the Company’s new and revised product offerings; economic downturns and volatile credit environments; the operation of the Company’s INOVA Geophysical and OceanGeo joint ventures; the Company’s level and terms of indebtedness and compliance with debt covenants; audit adjustments and other modifications to the Company’s financial statements not currently foreseen; competitors’ product offerings and pricing pressures resulting therefrom; that sources of capital may not prove adequate; collection of receivables; and technological and marketplace changes affecting the Company’s product lines. Additional risk factors, which could affect actual results, are disclosed by the Company from time to time in its filings with the SEC, including its Annual Report on Form 10-K filed with the SEC for fiscal year 2012, and its Quarterly Reports on Form 10-Q filed during 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2013	ION GEOPHYSICAL CORPORATION
By: /s/ DAVID L. ROLAND David L. Roland Senior Vice President, General Counsel and Corporate Secretary

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